SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 4, 2004

Date of Report (Date of earliest event reported)

INSIGHTFUL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	02-020992	04-2842217

State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1700 Westlake Avenue North, #500, Seattle, Washington		98109-3044

(Address of principal executive offices)		(Zip Code)

(206) 283-8802

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Change in the Registrant’s Certifying Accountant

     Ernst & Young LLP audited the consolidated financial statements of Insightful Corporation, a Delaware corporation, for the three years ended December 31, 2003. On June 4, 2004, Ernst & Young LLP resigned as our independent auditor. The audit committee of Insightful Corporation did not participate in Ernst & Young LLP’s decision to resign and has commenced an immediate search for a new independent auditor.

     The audit reports of Ernst & Young LLP on the consolidated financial statements of Insightful as of and for the two fiscal years ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the two fiscal years ended December 31, 2003, and the subsequent interim period through June 4, 2004, there were no disagreements between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference in connection with its opinion to the subject matter of the disagreement.

     As previously disclosed in our quarterly report on Form 10-Q for the quarter ended March 31, 2004, in the completion of our year-end audit, Ernst & Young LLP advised us that they observed significant deficiencies in the design or operation of our internal controls that, in their judgment, could adversely affect our ability to record, process, summarize and report financial data consistent with the assertions of management in the consolidated financial statements. Specifically, Ernst & Young recommended the following:

  that we review all significant processes involved in the financial reporting and operating activities of the company for potential segregation-of-duties issues; review and test our expense and purchasing approval functions; and, as necessary, revise our processes and procedures around internal investigations.
  that we perform a detailed critique of our financial statement close process, domestically as well as internationally.

     We continue to evaluate our operational, financial and accounting systems and our managerial controls and procedures to determine what additional changes, if any, might help us to manage our current operations better.

     A letter from Ernst & Young LLP is attached as Exhibit 16.1 to this current report.

Item 5. Other Events.

     On June 8, 2004, Insightful Corporation announced the resignation of Chief Financial Officer, Fred Schapelhouman. A press release related to Mr. Schapelhouman’s resignation and Insightful’s change in auditors is attached as Exhibit 99.1 to this current report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

16.1	Letter from Ernst & Young LLP, dated June 10, 2004, regarding change in certifying accountant
99.1	Press release of Insightful Corporation, dated June 8, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

Dated: June 10, 2004	By:	/s/ Jeffrey Coombs

Jeffrey Coombs
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP, dated June 10, 2004, regarding change in certifying accountant
99.1	Press release of Insightful Corporation, dated June 8, 2004